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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Novadigm, Inc. (the "Company") on Form 10-Q for the period that ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albion J. Fitzgerald, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:    August 14, 2003     By:  /s/ Albion J. Fitzgerald
                                 Albion J. Fitzgerald
                                 Chief Executive Officer